UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 30, 2013

Wells Fargo Commercial Mortgage Trust 2013-LC12
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Ladder Capital Finance LLC
The Royal Bank of Scotland plc
Wells Fargo Bank, National Association
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-172366-08	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina		28288-1066
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.     Other Events.

On or about July 30, 2013, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2013-LC12, Commercial Mortgage Pass-Through Certificates, Series 2013-LC12 (the “Certificates”), are expected to be issued by Wells Fargo Commercial Mortgage Trust 2013-LC12 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2013 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class B, Class C and Class PEX Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class A-3FL, Class A-3FX, Class X-B, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about July 30, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be a pool of eighty-three (83) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”).  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated July 17, 2013, between the Registrant, LCF and Ladder Capital Finance Holdings LLLP; certain of the Mortgage Loans are expected to be acquired by the Registrant from The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated July 17, 2013, between the Registrant and RBS; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated July 17, 2013, between the Registrant and WFB.  The Mortgage Loan identified in the Pooling and Servicing Agreement as the White Marsh Mall Mortgage Loan will be primary serviced under that certain Pooling and Servicing Agreement, attached hereto as Exhibit 99.4 and dated as of June 1, 2013, between the Registrant, as depositor, WFB, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, WFB, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee, relating to the WFRBS Commercial Mortgage Trust 2013-C14, Commercial Mortgage Pass-Through Certificates, Series 2013-C14.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets Inc. pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of July 11, 2013, between the Registrant, WFB and Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Wells Fargo Securities, LLC, RBS Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to a Certificate Purchase Agreement, dated as of July 17, 2013, between the Registrant, WFB and Wells Fargo Securities, LLC, RBS Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated July 17, 2013, supplementing the Prospectus dated July 8, 2013, each as filed with the Securities and Exchange Commission.

Section 9.  Financial Statements and Exhibits.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

1.1
Underwriting Agreement, dated as of July 11, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of July 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

99.2	Mortgage Loan Purchase Agreement, dated as of July 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated as of July 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.4
Pooling and Servicing Agreement, dated as of June 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: Director

Dated:  July 30, 2013

Exhibit Index

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of July 11, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of July 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

99.2	Mortgage Loan Purchase Agreement, dated as of July 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated as of July 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.4
Pooling and Servicing Agreement, dated as of June 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.